[AMERICAN BEACON MILEAGE FUNDS LOGO]

                            Money Market Fund
                             Mileage Class(R)

Supplement Dated October 15, 2008 to the Prospectus dated March 1, 2008 as Supplemented on April 18, 2008, September 16, 2008, September 19, 2008 and September 30, 2008
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The following information supplements the disclosure in the Prospectus for the above-referenced fund. It should be retained and read in conjunction with the Prospectus.

The American Beacon Money Market Mileage Fund ( "Fund") above has applied to participate in the United States Department of the Treasury's (the "Treasury") Temporary Guarantee Program for Money Market Funds ("Program"). The Fund's participation in the Program is not certain until the Treasury accepts its participation, which is expected to take up to 14 days.

Under the Program, the Treasury will guarantee to shareholders in participating money market funds that they will receive payments with a total value of $1.00 for each money market fund share held as of the close of business on September 19, 2008 if the fund's net asset value per share falls below $0.995 ("Guarantee Event") as described below. Recovery under the Program is subject to certain conditions and limitations, including those discussed below.

In order to participate in the Program through the initial term of December 18, 2008, the Fund must pay an amount equal to 0.01% of the net asset value of the Fund as of September 19, 2008. The Fund is responsible for payment of fees required to participate in the Program and will not be subject to any expense limitation or reimbursement agreement.

The Program provides coverage to shareholders of the Fund for amounts that they held in the Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of
(i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered.

In order to recover under the Program, a Guarantee Event must occur during the term of the Program. The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires no later than September 18, 2009. Participation in any extension of the Program will require payment of an additional fee.

Recovery under the Program requires a participating fund to liquidate if there is a Guarantee Event and such Guarantee Event is not cured. For shares covered by the guarantee, any difference between the amount received by a shareholder (in cash or through in-kind distributions) in connection with the liquidation and $1.00 per share will be covered under the Program.

Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. Currently, ESF assets are approximately $50 billion.
Additional information about the Program is available at http://www.ustreas.gov. Neither this Prospectus Supplement, the above-referenced Prospectus nor the Fund itself is in any manner approved, endorsed, sponsored or authorized by the Treasury.